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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated November 12, 1997 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 333-13799.

                                             ARTHUR ANDERSEN LLP

San Francisco, California
December 19, 1997